Exhibit 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement File No. 333-27441 on Form S-8.



                                              /s/ ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP



Chicago, Illinois
September 23, 1998